SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                          TO CURRENT REPORT ON FORM 8-K

                  PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 30, 1998


                         COMMISSION FILE NUMBER 0-24908


                     TRANSPORT CORPORATION OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                                              41-1386925
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                             1769 YANKEE DOODLE ROAD
                             EAGAN, MINNESOTA 55121
              (Address of principal executive offices and zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (651) 686-2500


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

The registrant filed on July 15, 1998 a current report on Form 8-K relating to its acquisition effective July 1, 1998 of North Star Transport, Inc. The purpose of this amendment is to provide the financial statement and information required by Item 7 of the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 filed herewith contains the following financial statements of North Star Transport, Inc. as required by and for the periods specified in Rule 3-05(b) of regulation S-X:

(a)      Financial Statements of Business Acquired:

         Independent Auditors' Report

         Balance Sheets as of June 30, 1998 and December 31, 1997

         Statements of Income for the six months ended June 30, 1998, the six months ended June 30, 1997 (unaudited), and the year ended December 31, 1997

         Statements of Stockholders' Equity as of June 30, 1998
         and December 31, 1997

         Statements of Cash Flows for the six months ended June 30, 1998, the six months ended June 30, 1997 (unaudited), and the year ended December 31, 1997

         Notes to Financial Statements

(b)      Pro Forma Financial Information (unaudited):

         Exhibit 99.2 filed herewith contains the following pro forma condensed financial statements as required by Article 11 of Regulation S-X:

         Pro Forma Balance Sheet as of June 30, 1998

         Pro Forma Statements of Earnings for the six months ended June 30, 1998 and the year ended December 31, 1997

         Notes to Pro Forma Financial Statements

(c)      Exhibit 23, Consent of Larson, Allen, Weishair & Co., LLP



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          TRANSPORT CORPORATION OF AMERICA, INC.



Date: September 11, 1998  /s/ Michael D. Kandris
     -------------------  ----------------------
                          Michael D. Kandris
                          Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)


                                  EXHIBIT INDEX

Exhibit No.                Description

23             Consent of Larson, Allen,Weishair & Co., LLP

99.1 The audited financial statements of North Star Transport, Inc. as of and for the year ended December 31, 1997, with auditor's interim financial statements as of and for the six months ended June 30, 1998 and for the six months ended June 30, 1997 (unaudited).

99.2 The unaudited pro forma condensed balance sheet as of June 30, 1998, and statements of income for the six months ended June 30, 1998, and for the year ended December 31, 1997.